HSBC INVESTOR FUNDS

HSBC World Selection Funds

Aggressive Strategy Fund

Balanced Strategy Fund

Moderate Strategy Fund

Conservative Strategy Fund

(the “Funds”)

Supplement Dated June 21, 2010

to the Prospectus dated January 19, 2010,

as supplemented to date

The second and third paragraphs of each Fund’s Principle Investment Strategies is deleted and replaced with the following:

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change the Fund’s target asset allocation periodically and from time to time in the Adviser’s discretion. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes, sectors within asset classes, and their performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of the Fund’s target allocation within a target investment range, and has determined a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the Fund if the Adviser believes that none of the asset classes available for investment by the Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

The Adviser also believes that the Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the Fund’s target allocation. The Adviser anticipates that the Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation varies from the target allocation beyond the tolerance level set for the element by the Adviser.

The following is added as a Principal Investment Risk for each Fund:

Portfolio Turnover Risk:  The Adviser anticipates that, at times, the Fund may experience high levels of portfolio turnover, such as when the Adviser changes the Fund's tactical allocation or during periods of market turbulence that require relatively more frequent rebalancing.  High levels of portfolio turnover may result in higher transaction costs and potentially higher taxes for you.  Transaction costs also may adversely affect the Fund’s investment performance.

The second and third paragraphs under the subsection entitled More About Risks and Investment Strategies under the section entitled Additional Information About the World Selection Funds’ Investment Strategies and Risks is deleted and replaced with the following:

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change each World Selection Fund’s target asset allocation periodically and from time to time in the Adviser’s discretion. The Adviser may consider a number of factors when determining whether to change a World Selection Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes, sectors within asset classes and their performance in various market conditions.

The Adviser anticipates maintaining each element (i.e., asset class or sector within an asset class) of each World Selection Fund’s target allocation within a target investment range, as detailed in the chart on the following page, and has determined a “neutral” target allocation for each World Selection Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of a World Selection Fund if the Adviser believes that none of the asset classes available for investment by the World Selection Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that a World Selection Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

The Adviser also believes that each World Selection Fund’s actual allocation may vary from its target allocation as a result of the disparate impact market conditions may have on different elements of the World Selection Fund’s target allocation. The Adviser anticipates that each World Selection Fund will rebalance its investments from time to time to bring its actual investment allocation in line with its current target allocation if one or more elements of its actual asset allocation varies from the target allocation beyond the tolerance level set for the element by the Adviser. Not all World Selection Funds will invest in all of the asset classes.

The following is added under the subsection entitled Principal Investment Risks under the section entitled Additional Information About the World Selection Funds’ Investment Strategies and Risks:

Portfolio Turnover Risk:  The Adviser anticipates that, at times, each World Selection Fund may experience high levels of portfolio turnover, such as when the Adviser changes the World Selection Fund’s tactical allocation or during periods of market turbulence that require relatively more frequent rebalancing.  High levels of portfolio turnover may result in higher transaction costs and potentially higher taxes for you.  Transaction costs also may adversely affect each World Selection Fund’s investment performance.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE